American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	March 31
ASSETS	2015	2014

Cash and due from banks	$23,995	$25,880
Interest-bearing deposits in other banks	75,254	45,466
Federal funds sold	13,616	-

Securities available for sale, at fair value	352,208	349,123
Restricted stock, at cost	5,336	4,529
Loans held for sale	1,936	1,389

Loans	965,902	783,369
Less allowance for loan losses	(12,844)	(12,614)
Net Loans	953,058	770,755

Premises and equipment, net	24,371	23,359
Other real estate owned, net	2,653	3,233
Goodwill	44,210	39,043
Core deposit intangibles, net	3,583	2,828
Bank owned life insurance	17,261	14,845
Accrued interest receivable and other assets	22,617	19,352

Total assets	$1,540,098	$1,299,802

Liabilities
Demand deposits -- noninterest-bearing	$289,818	$218,795
Demand deposits -- interest-bearing	229,721	170,894
Money market deposits	202,706	194,528
Savings deposits	110,104	89,024
Time deposits	410,326	378,008
Total deposits	1,242,675	1,051,249

Short-term borrowings:
Customer repurchase agreements	53,664	34,153
Other short-term borrowings	-	-
Long-term borrowings	9,941	9,919
Trust preferred capital notes	27,546	27,444
Accrued interest payable and other liabilities	9,583	6,538
Total liabilities	1,343,409	1,129,303

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 10,000,000 shares authorized,
8,727,696 shares outstanding at March 31, 2015 and
7,905,243 shares outstanding at March 31, 2014	8,710	7,905
Capital in excess of par value	77,612	58,202
Retained earnings	106,102	100,721
Accumulated other comprehensive income, net	4,265	3,671
Total shareholders' equity	196,689	170,499

Total liabilities and shareholders' equity	$1,540,098	$1,299,802

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended
	March 31
	2015	2014
Interest and Dividend Income:
Interest and fees on loans	$11,770	$9,847
Interest on federal funds sold	4	-
Interest and dividends on securities:
Taxable	975	964
Tax-exempt	960	1,035
Dividends	82	75
Other interest income	48	33
Total interest and dividend income	13,839	11,954

Interest Expense:
Interest on deposits	1,194	1,229
Interest on short-term borrowings	3	2
Interest on long-term borrowings	80	80
Interest on trust preferred capital notes	184	184
Total interest expense	1,461	1,495

Net Interest Income	12,378	10,459
Provision for loan losses	600	-

Net Interest Income After Provision
for Loan Losses	11,778	10,459

Noninterest Income:
Trust fees	952	1,122
Service charges on deposit accounts	497	413
Other fees and commissions	588	444
Mortgage banking income	222	263
Securities gains, net	310	39
Other	587	422
Total noninterest income	3,156	2,703

Noninterest Expense:
Salaries	4,147	3,538
Employee benefits	1,075	975
Occupancy and equipment	1,172	936
FDIC assessment	185	164
Bank franchise tax	235	222
Core deposit intangible amortization	301	331
Data processing	462	348
Software	283	262
Foreclosed real estate, net	(5)	16
Merger related expenses	359	-
Other	1,833	1,631
Total noninterest expense	10,047	8,423

Income Before Income Taxes	4,887	4,739
Income Taxes	1,372	1,289
Net Income	$3,515	$3,450

Net Income Per Common Share:
Basic	$0.40	$0.44
Diluted	$0.40	$0.44
Average Common Shares Outstanding:
Basic	8,723,633	7,904,759
Diluted	8,732,679	7,917,601

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2015	2014	2014	2015	2014
EARNINGS
Interest income	$13,839	$11,869	$11,954	$13,839	$11,954
Interest expense	1,461	1,414	1,495	1,461	1,495
Net interest income	12,378	10,455	10,459	12,378	10,459
Provision for loan losses	600	250	-	600	-
Noninterest income	3,156	2,792	2,703	3,156	2,703
Noninterest expense	10,047	8,943	8,423	10,047	8,423
Income taxes	1,372	1,164	1,289	1,372	1,289
Net income	3,515	2,890	3,450	3,515	3,450

PER COMMON SHARE
Earnings per share - basic	$0.40	$0.37	$0.44	$0.40	$0.44
Earnings per share - diluted	0.40	0.37	0.44	0.40	0.44
Cash dividends paid	0.23	0.23	0.23	0.23	0.23
Book value per share (f)	22.58	22.07	21.57	22.58	21.57
Book value per share - tangible (a) (f)	17.09	16.86	16.27	17.09	16.27
Closing market price	22.58	24.81	23.52	22.58	23.52

FINANCIAL RATIOS
Return on average assets	0.93%	0.86%	1.06%	0.93%	1.06%
Return on average equity	7.17	6.63	8.12	7.17	8.12
Return on average tangible equity (b)	10.02	9.12	11.54	10.02	11.54
Average equity to average assets	12.91	13.04	13.05	12.91	13.05
Tangible equity to tangible assets (a)	9.98	10.16	10.23	9.98	10.23
Efficiency ratio (e)	63.90	64.60	61.82	63.90	61.82
Effective tax rate	28.07	28.71	27.20	28.07	27.20

PERIOD-END BALANCES
Securities	$357,544	$349,250	$353,652	$357,544	$353,652
Loans held for sale	1,936	616	1,389	1,936	1,389
Loans, net of unearned income	965,902	840,925	783,369	965,902	783,369
Goodwill and other intangibles	47,793	41,088	41,871	47,793	41,871
Assets	1,540,098	1,346,492	1,299,802	1,540,098	1,299,802
Assets - tangible (a)	1,492,305	1,305,404	1,257,931	1,492,305	1,257,931
Deposits	1,242,675	1,075,837	1,051,249	1,242,675	1,051,249
Customer repurchase agreements	53,664	53,480	34,153	53,664	34,153
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	37,487	37,456	37,363	37,487	37,363
Shareholders' equity	196,689	173,780	170,499	196,689	170,499

AVERAGE BALANCES
Securities	$345,800	$331,785	$345,152	$345,800	$345,152
Loans held for sale	939	982	2,032	939	2,032
Loans, net of unearned income	954,882	815,271	788,419	954,882	788,419
Interest-earning assets	1,382,817	1,220,818	1,186,904	1,382,817	1,186,904
Goodwill and other intangibles	47,988	41,222	42,077	47,988	42,077
Assets	1,518,449	1,338,240	1,302,639	1,518,449	1,302,639
Assets - tangible (a)	1,470,461	1,297,018	1,260,562	1,470,461	1,260,562
Interest-bearing deposits	938,064	816,965	830,229	938,064	830,229
Deposits	1,221,037	1,069,995	1,051,614	1,221,037	1,051,614
Customer repurchase agreements	53,181	50,493	37,797	53,181	37,797
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	37,469	37,438	37,373	37,469	37,373
Shareholders' equity	196,086	174,453	170,046	196,086	170,046

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2015	2014	2014	2015	2014
CAPITAL
Weighted average shares outstanding - basic	8,723,633	7,855,872	7,904,759	8,723,633	7,904,759
Weighted average shares outstanding - diluted	8,732,679	7,866,111	7,917,601	8,732,679	7,917,601

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,427	$12,620	$12,600	$12,427	$12,600
Provision for loan losses	600	250	-	600	-
Charge-offs	(309)	(566)	(73)	(309)	(73)
Recoveries	126	123	87	126	87
Ending balance	$12,844	$12,427	$12,614	$12,844	$12,614

LOANS
Construction and land development	$68,069	$50,863	$40,458	$68,069	$40,458
Commercial real estate	436,562	391,472	358,362	436,562	358,362
Residential real estate	211,261	175,293	170,517	211,261	170,517
Home equity	97,811	91,075	89,081	97,811	89,081
Commercial and industrial	146,280	126,981	119,042	146,280	119,042
Consumer	5,919	5,241	5,909	5,919	5,909
Total	$965,902	$840,925	$783,369	$965,902	$783,369

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$-	$-	$-	$-	$-
Nonaccrual	5,123	4,112	5,557	5,123	5,557
Other real estate owned	2,653	2,119	3,233	2,653	3,233
Nonperforming assets	$7,776	$6,231	$8,790	$7,776	$8,790

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.33%	1.48%	1.61%	1.33%	1.61%
Allowance for loan losses to
nonperforming loans	250.71	302.21	226.99	250.71	226.99
Nonperforming assets to total assets	0.50	0.46	0.68	0.50	0.68
Nonperforming loans to total loans	0.53	0.49	0.71	0.53	0.71
Annualized net charge-offs (recoveries)
to average loans	0.08	0.22	(0.01)	0.08	(0.01)

OTHER DATA
Fiduciary assets at period-end (c) (g)	$502,779	$450,498	$435,635	$502,779	$435,635
Retail brokerage assets at period-end (c) (g)	$244,725	$210,265	$189,130	$244,725	$189,130
Number full-time equivalent employees (d)	318	284	292	318	292
Number of full service offices	27	24	25	27	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	31	31	34	31

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - Market value.
(d) - Average for quarter.
(e) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (a) gains or losses on securities and (b) gains or losses on sale of premises and equipment.
(f) - Unvested restricted stock of 17,761 shares are not included in the calculation.
(g) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.

Net Interest Income Analysis
For the Three Months Ended March 31, 2015 and 2014
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$139,120	$120,707	$1,826	$1,472	5.32%	4.95%
Real estate	801,373	664,772	9,719	8,296	4.85	4.99
Consumer	15,328	4,972	240	89	6.35	7.26
Total loans	955,821	790,451	11,785	9,857	4.94	5.00

Securities:
Federal agencies & GSEs	74,850	68,356	245	178	1.31	1.04
Mortgage-backed & CMOs	65,558	66,631	378	403	2.31	2.42
State and municipal	190,216	193,542	1,763	1,899	3.71	3.92
Other	15,176	16,623	123	127	3.24	3.06
Total securities	345,800	345,152	2,509	2,607	2.90	3.02

Federal funds sold	14,580	-	4	-	0.11	-
Deposits in other banks	66,616	51,301	48	33	0.29	0.26

Total interest-earning assets	1,382,817	1,186,904	14,346	12,497	4.16	4.22

Non-earning assets	135,632	115,735

Total assets	$1,518,449	$1,302,639

Deposits:
Demand	$212,673	$168,080	18	22	0.03	0.05
Money market	202,935	192,871	71	75	0.14	0.16
Savings	107,683	86,898	12	14	0.05	0.07
Time	414,773	382,380	1,093	1,118	1.07	1.19
Total deposits	938,064	830,229	1,194	1,229	0.52	0.60

Customer repurchase agreements	53,181	37,797	3	2	0.02	0.02
Long-term borrowings	37,469	37,373	264	264	2.82	2.83
Total interest-bearing
liabilities	1,028,714	905,399	1,461	1,495	0.57	0.67

Noninterest bearing demand deposits	282,973	221,385
Other liabilities	10,676	5,809
Shareholders' equity	196,086	170,046
Total liabilities and
shareholders' equity	$1,518,449	$1,302,639

Interest rate spread					3.59%	3.55%
Net interest margin					3.73%	3.71%

Net interest income (taxable equivalent basis)			12,885	11,002
Less: Taxable equivalent adjustment			507	543
Net interest income			$12,378	$10,459